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                                                                 Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of U.S. Transportation Systems, Inc. on Form S-8 of our report dated March 30, 1996, on our audit of the consolidated financial statements as of December 31, 1995 and for the year then ended, which report is incorporated by reference in their Annual Report on Form 10-KSB(A).



                                        MAHONEY COHEN RASHBA & POKART, CPA, PC


New York, NY
October 16, 1996